                                 ANNUAL REPORT

[logo]
NEW ENGLAND FUNDS(R)
Where The Best Minds Meet(R)

--------------------------------------------------------------------------------

                             NEW ENGLAND VALUE FUND

                               [graphic omitted]

DECEMBER 31, 1997

                                                                   FEBRUARY 1998

"Even in 1997 . . . investors saw some sharp, short-term drops, whether they were invested in the United States or overseas, in bonds or stocks."

[photo]

Dear Shareholder:

In 1997, many investors once again had reason to be pleased with the performance of their mutual fund holdings. However, in times such as these, expectations tend to grow along with prices. It pays to remind ourselves that no trend is permanent, and we should keep our goals realistic and long-term needs in focus.

In the third straight year of outstanding returns, the Dow Jones Industrial Average and the Standard & Poor's 500 Stock Index -- two widely followed indicators of the performance of large-company stocks -- gained 24.9% and 33.3% respectively. At the same time, smaller-company stocks, as measured by the Russell 2000 Index, were up 22.4%. Meanwhile, bond investors also were rewarded as declining interest rates and rising prices meant solid gains. The Lehman Long Treasury Index, for example, posted a 15.1% return for the year. Results were less favorable for international investors, especially those exposed to emerging markets or the financial turmoil in Asia.

Gratifying though it has been, the markets' surge of the past few years obscures the historic norm: Downturns and volatility also are regular features of investing. Even in 1997, notwithstanding the impressive overall results, investors saw some sharp, short-term drops, whether they were invested in the United States or overseas, in bonds or stocks. Market fluctuations remind us of some valuable lessons.

First, volatility is inevitable, and should not disrupt long-term programs without sufficient evaluation. Those who sold in response to downturns -- October 1987 is an obvious example -- may have missed out on the subsequent uptrend. Second, sound diversification can reduce risk. A useful exercise is to review your asset allocation regularly with your financial representative.

Starting in 1998, you have one more reason to consult with your representative:
Newly expanded retirement options, including the new Roth IRA, could play an important role in your retirement and tax planning for years to come. With this in mind, New England Funds has introduced programs specially designed to help you make the most of the newest retirement vehicles.

[Dalbar Logo]
1995 o 1996 o 1997

In addition to offering quality mutual fund choices and tax-advantaged plans, we focus on providing the highest quality customer service. This is why I am pleased to report that we have received DALBAR's Mutual Fund Service Award for "providing the highest tier of service excellence in the mutual fund industry." New England Funds is one of just three mutual fund companies to receive this award for the third consecutive year from DALBAR, an independent evaluator of mutual fund service. We are continuing to work to provide even more effective services. Two examples are: the Personal Access Line(a) -- our enhanced automated telephone account service (800-346-5984) -- and the account information section of the New England Funds web site (www.mutualfunds.com). Each provides convenient, 24-hour access to current information about your New England Funds accounts.

All of us at New England Funds thank you for your continued support and look forward to serving you in the years ahead.

Sincerely,

/s/ Henry L.P. Schmelzer
Henry L.P. Schmelzer
President

                             NEW ENGLAND VALUE FUND

INVESTMENT RESULTS THROUGH DECEMBER 31, 1997
--------------------------------------------------------------------------------
Putting Performance in Perspective

The charts comparing your Fund's performance to a benchmark index provide you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses.


Growth of a $10,000 Investment in Class A Shares

                             NEW ENGLAND VALUE FUND

[A chart in the form of a line graph appears here, illustrating the growth of a $10,000 investment in Class A Shares since 12/31/97, compared to the S&P 500 Index. The data points from the graph are as follows:]

                      NAV            MSC          S&P 500

12/31/1987          $10,000       $ 9,425       $10,000
      1988          $ 9,782       $ 9,220       $11,650
      1989          $11,990       $11,300       $15,330
      1990          $10,356       $ 9,760       $14,852
      1991          $13,163       $12,406       $19,358
      1992          $15,351       $14,468       $20,831
      1993          $17,959       $16,926       $22,927
      1994          $17,709       $16,691       $23,239
      1995          $23,433       $22,085       $31,939
      1996          $29,598       $27,896       $39,253
      1997          $35,799       $33,740       $52,328

 This illustration represents past performance of Class A shares and cannot predict future results. Investment return and principal value may vary, resulting in a gain or loss on the sale of shares. Class B, Class C and Class Y share performance will be greater or less than that shown based on differences in inception date, fees and sales charges. All Index and Fund performance assumes reinvested distributions.

                    Average Annual Total Returns -- 12/31/97
--------------------------------------------------------------------------------
 Class A (Inception 6/5/70)       1 Year        5 Years           10 Years
 Net Asset Value(1)                20.95%         18.45%            13.60%
 With Max. Sales Charge(2)         13.94          17.07             12.93
 Standard & Poor's 5004            33.31          20.22             18.00
 Lipper Growth & Income Avg.(5)    26.99          17.53             15.72
--------------------------------------------------------------------------------
 Class B (Inception 9/13/93)       1 Year        3 Years         Since Inception
 Net Asset Value(1)                19.99%         25.47%            18.27%
 With CDSC(3)                      14.99          24.83             18.00
 Standard & Poor's 500(4)          33.31          31.08             21.81
 Lipper Growth & Income Avg.(5)    26.99          26.48             18.48
 (calculated from 9/30/93)
--------------------------------------------------------------------------------
 Class C (Inception 12/30/94)     1 Year     Since Inception
 Net Asset Value(1)                20.22%         25.51%
 Standard & Poor's 500(4)          33.31          31.08
 Lipper Growth & Income Avg.(5)    26.99          26.48
 (calculated from 12/30/94)
--------------------------------------------------------------------------------
 Class Y (Inception 3/31/94)   1 Year          3 Years         Since Inception
 Net Asset Value(1)                21.34%         26.75%            21.62%
 Standard & Poor's 500(4)          33.31          31.08             25.82
 Lipper Growth & Income Avg.(5)    26.99          26.48             21.43
 (calculated from 3/31/94)

These returns represent past performance. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than original cost. Class Y shares are available only to certain institutional investors. Share price and return may vary.

  Notes to Charts

(1) Net Asset Value (NAV) performance assumes reinvestment of all distributions and does not reflect the payment of a sales charge at the time of purchase.

(2) With Maximum Sales Charge performance assumes reinvestment of all distributions and reflects the maximum sales charge of 5.75% at the time of purchase of Class A shares.

(3) With Contingent Deferred Sales Charge (CDSC) performance assumes a maximum 5% sales charge is applied to a redemption of Class B shares. The sales charge will decrease over time, declining to zero six years after the purchase of shares.

(4) Standard & Poor's Composite Index of 500 stocks* (S&P 500) is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

(5) Lipper Growth & Income Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

                             NEW ENGLAND VALUE FUND

                                QUESTIONS & ANSWERS WITH YOUR PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

[Photo of Carol McMurtrie]

[Photo of Tricia Mills]

[Photo of Roderick H. Dillon]


Carol McMurtrie,
Tricia Mills and
Roderick H. Dillon
Loomis, Sayles & Company, L.P.

Q. Please tell us about New England Value Fund's 1997 performance.

FOR the year ending DEcember 31, 1997, New England Value Fund's Class A shares had a total return of 20.95%, reflecting a $0.54 per share gain in net asset value to $10.14 on December 31, 1997, and the reinvestment of $1.43 per share in capital gains distributions. These results put the Fund slightly behind the Lipper Growth and Income Fund average, which was 26.99% for the same period. The Fund's Class B and C shares had total returns (based on net asset value) in 1997 of 19.99% and 20.22%, respectively.

Q. What was the investment environment like?

Early in 1997, investors concentrated on a few very large companies that were expected to do well despite the economic slowdown that many foresaw. This large-capitalization bias fed sharp rises in the major market indicators -- the Standard & Poor's 500 Index and the Dow Jones Industrial Average.

But the economy did not slow. instead, it kept expanding, shifting institutional focus to large cyclical companies that might benefit from an upturn. In March, the Federal Reserve Board raised short-term interest rates a quarter-percentage point, the only increase in 1997, despite the economy's growth mode.

Sustained economic vigor and low inflation encouraged investors to seek wider opportunities. Consequently, in the second and third quarters, value stocks and mid-sized companies, categories that the Fund emphasizes, outperformed the large-cap sector. Then, as the Asian economic crisis began to unsettle the region's markets, capital once again poured into big, highly liquid holdings with defensive characteristics.

                   Your Fund's 10 Largest Holdings -- 12/31/97

                                                               % of
            Company                                         Net Assets
      -------------------------------------------------------------------
        1.  Norwest Corp.                                    2.51
      -------------------------------------------------------------------
        2.  Ameritech Corp.                                  2.50
      -------------------------------------------------------------------
        3.  BellSouth Corp.                                  2.48
      -------------------------------------------------------------------
        4.  SBC Communications, Inc.                         2.48
      -------------------------------------------------------------------
        5.  Kroger Co.                                       2.46
      -------------------------------------------------------------------
        6.  UST, Inc.                                        2.42
      -------------------------------------------------------------------
        7.  Hasbro, Inc.                                     2.40
      -------------------------------------------------------------------
        8.  Federal National Mortgage Association            2.36
      -------------------------------------------------------------------
        9.  Office Depot, Inc.                               2.34
      -------------------------------------------------------------------
       10.  Federal Home Loan Mortgage Corp.                 2.33
      -------------------------------------------------------------------

Portfolio holdings and asset allocations will vary.

               Your Fund's Five Largest Stock Sectors -- 12/31/97

                                                              % of
                                                           Net Assets
      -------------------------------------------------------------------
        1.  Banks                                            10.9
      -------------------------------------------------------------------
        2.  Insurance                                        10.2
      -------------------------------------------------------------------
        3.  Telephone                                         9.5
      -------------------------------------------------------------------
        4.  Chemicals                                         8.8
      -------------------------------------------------------------------
        5.  Housing & Building Materials                      7.6
      -------------------------------------------------------------------

Portfolio holdings and asset allocations will vary.

Q. Given this environment, what was your strategy during the year?

We used a bottom-up approach to portfolio building, choosing securities that we believed have the greatest total return potential -- sector weightings, in fact, are a result of the stock selection process. Early in 1997, the portfolio was structured conservatively to take advantage of earnings visibility and stability in an economic environment where corporate profit growth might be slowing. We were obviously early in committing to this posture; when the energetic economy generated growth well above consensus expectations, many of the FUnd's Conservative Holdings Were Ignored By Investors Who Preferred To Own Stocks With High Earnings Momentum.

However, we feel the portfolio is well positioned going into 1998 -- although the outlook for next year is now clouded by the Asian economic crisis as well as the fact that we are in year eight of an economic expansion.

Q. What were some of the factors that affected performance, either positively or negatively?

The Fund benefited from its focus on banks and its underweighting in utilities. The economic background -- low inflation and declining interest rates -- favors earnings growth for banks. Meanwhile, the new, competitive operating environment introduces uncertainty into earnings estimates for utilities and holds back their dividend growth. Elsewhere, the portfolio's telecommunications holdings underperformed until late in the fourth quarter, while stocks in the healthcare services sector were disappointing. Our commitment to technology stocks, while small, served the Fund well.

Because we emphasize value-based stock selection, the Fund was underexposed to the large-cap growth stocks that the market favored. The Fund benefited from the summer rally in mid-sized stocks, especially those with lower price-to-earnings ratios that more closely fit our value-investing mission.

Q. What do you see ahead for the stock market, and what does it imply for the Fund?

The outlook for the stock market is uncertain -- valuation levels seem to suggest that the broad market is "priced for perfection," which allows for the possibility of a decline should earnings not meet expectations for too many bellwether companies. However, we do not engage in market timing, believing there are investment opportunities in all market conditions. We will continue to focus on areas where Loomis Sayles' Analysts Expect Above-market Growth Rates. In many different industries, such as the telecom stocks, issues can be found that indicate better-than-average near-term earnings growth prospects, good dividend yield potential (in many cases) and, most importantly, appear to be selling at attractive price-to-earnings ratios.

-------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
-------------------------------------------------------------------------------
Investments as of December 31, 1997

COMMON STOCK--96.4% OF TOTAL NET ASSETS

   SHARES        DESCRIPTION                                                   VALUE (a)
------------------------------------------------------------------------------------------
                 AEROSPACE--2.3%
    91,500       Northrop Grumman Corp. ................................   $  10,522,500
                                                                           -------------
                 APPAREL & TEXTILES--2.9%
   148,100       Reebok International, Ltd. (c) .........................      4,267,131
   285,400       Warnaco Group ..........................................      8,954,425
                                                                           -------------
                                                                              13,221,556
                                                                           -------------
                 BANKS--10.9%
   144,800       BankAmerica Corp. ......................................     10,570,400
   162,500       Charter One Financial, Inc. ............................     10,257,812
    70,500       Chase Manhattan ........................................      7,719,750
    69,400       Fleet Financial Group, Inc. ............................      5,200,663
    76,000       NationsBank Corp. ......................................      4,621,750
   298,800       Norwest Corp. ..........................................     11,541,150
                                                                           -------------
                                                                              49,911,525
                                                                           -------------
                 CHEMICALS--8.8%
   370,400       Crompton & Knowles Corp. ...............................      9,815,600
   146,400       El duPont deNemours & Co. ..............................      8,793,150
   283,900       IMC Global, Inc., Rights (c) ...........................      9,297,725
    62,700       PPG Industries, Inc. ...................................      3,581,737
   339,200       Solutia, Inc. (c) ......................................      9,052,400
                                                                           -------------
                                                                              40,540,612
                                                                           -------------
                 COMPUTERS & BUSINESS EQUIPMENT--3.3%
   166,900       3Com Corp. (c) .........................................      5,831,069
   279,200       Gateway 2000, Inc. .....................................      9,108,900
                                                                           -------------
                                                                              14,939,969
                                                                           -------------
                 CONSUMER--JEWELRY/NOVELTY/GIFTS--2.1%
   252,500       American Greetings Corp. ...............................      9,879,063
                                                                           -------------
                 ELECTRIC COMPANIES--0.0%
     4,300       CMS Energy Corp. .......................................        189,469
                                                                           -------------
                 ELECTRONICS--2.0%
   184,100       Raytheon Co., Class B ..................................      9,297,050
                                                                           -------------
                 FINANCIAL SERVICES--4.7%
   255,800       Federal Home Loan Mortgage Corp. .......................     10,727,613
   190,100       Federal National Mortgage Association ..................     10,847,581
                                                                           -------------
                                                                              21,575,194
                                                                           -------------
                 FREIGHT TRANSPORTATION--3.0%
   271,300       Canadian Pacific, Ltd. .................................      7,392,925
   106,600       Federal Express Corp. (c) ..............................      6,509,262
                                                                           -------------
                                                                              13,902,187
                                                                           -------------
                 HEALTH CARE--SERVICES--3.9%
    65,900       Aetna, Inc. ............................................      4,650,069
   268,600       Columbia/HCA Healthcare Corp. ..........................      7,957,275
   245,270       Foundation Health Systems, Inc. (c) ....................      5,487,916
                                                                           -------------
                                                                              18,095,260
                                                                           -------------
                 HOUSING & BUILDING MATERIALS--7.6%
   136,400       Armstrong World Industries, Inc. .......................     10,195,900
   226,200       Leggett & Platt, Inc. ..................................      9,472,125
   206,600       Masco Corp. ............................................     10,510,775
    81,900       Philips Electronics NV (ADR) (d) .......................      4,954,950
                                                                           -------------
                                                                              35,133,750
                                                                           -------------
                 INSURANCE--10.2%
    96,300       ACE, Ltd. ..............................................      9,292,950
    87,800       Allstate Corp. .........................................      7,978,825
   252,400       Everest Reinsurance Holdings, Inc. .....................     10,411,500
    92,000       Loews Corp. ............................................      9,763,500
   282,100       TIG Holdings, Inc. .....................................      9,362,194
                                                                           -------------
                                                                              46,808,969
                                                                           -------------
                 LEISURE TIME--2.4%
   350,500       Hasbro, Inc. ...........................................     11,040,750
                                                                           -------------
                 MACHINERY--4.3%
    84,900       Case Corp. .............................................      5,131,144
    86,200       Deere & Co. ............................................      5,026,537
   268,600       Dover Corp. ............................................      9,703,175
                                                                           -------------
                                                                              19,860,856
                                                                           -------------
                 MANUFACTURING--DIVERSIFIED--2.1%
   248,000       Allied Signal, Inc. ....................................      9,656,500
                                                                           -------------
                 MANUFACTURING--SPECIAL--1.0%
   119,000       York International Corp. ...............................      4,707,938
                                                                           -------------
                 OIL & GAS--5.4%
    56,300       British Petroleum PLC (ADR) (d) ........................      4,486,406
   273,500       Tosco Corp. ............................................     10,341,719
   121,900       United Meridian Corp. (c) ..............................      3,428,437
   165,500       Unocal Corp. ...........................................      6,423,469
                                                                           -------------
                                                                              24,680,031
                                                                           -------------
                 PAPER & FOREST PRODUCTS--0.7%
    30,500       Georgia Pacific Corp. ..................................      1,852,875
    30,500       Georgia Pacific Timber Corp. ...........................        691,969
    30,000       Mead Corp. .............................................        840,000
                                                                           -------------
                                                                               3,384,844
                                                                           -------------
                 RETAIL--4.4%
   263,425       Dillard's, Inc. ........................................   $  9,285,731
   449,600       Office Depot, Inc. .....................................     10,762,300
                                                                           -------------
                                                                              20,048,031
                                                                           -------------
                 RETAIL--FOOD & DRUG--2.5%
   306,200       Kroger Co. (c) .........................................     11,310,262
                                                                           -------------
                 TELEPHONE--9.5%
   142,500       Ameritech Corp. ........................................     11,471,250
   101,300       Bell Atlantic Corp. ....................................      9,218,300
   202,800       BellSouth Corp. ........................................     11,420,175
   155,323       SBC Communications, Inc. ...............................     11,377,410
                                                                           -------------
                                                                              43,487,135
                                                                           -------------
                 TOBACCO--2.4%
   300,600       UST, Inc. ..............................................     11,103,413
                                                                           -------------
                 Total Common Stock (Identified Cost $338,852,208) ......    443,296,864
                                                                           -------------

SHORT TERM INVESTMENTS--4.8%

        FACE
       AMOUNT
------------------------------------------------------------------------------------------------------
$  20,000,000       American Express Credit Corp., 6.650%, 1/02/98 .........         20,000,000
    1,873,000       Repurchase Agreement with State Street Bank & Trust Co.
                      dated 12/31/97 at 5.000% to be repurchased at
                      $1,873,520 on 1/02/98 collateralized by $1,865,000
                      U.S. Treasury Note 5.875% due 7/31/99 with a value of
                      $1,914,342 ...........................................          1,873,000
                                                                                 --------------
                    Total Short Term Investments (Identified Cost
                      $21,873,000) .........................................         21,873,000
                                                                                 --------------
                    Total Investments--101.2%
                      (Identified Cost $360,725,208)(b) ....................        465,169,864
                    Other assets less liabilities ..........................         (5,482,753)
                                                                                 --------------
                    Total Net Assets--100% .................................     $  459,687,111
                                                                                 ==============
(a)See Note 1a.
(b)Federal Tax Information: At December 31, 1997 the net unrealized appreciation on investments based on cost of $361,204,627 for federal income tax purposes was as follows: Aggregate gross unrealized appreciation for all investments in
   which there is an excess of value over tax cost...............                $  118,600,228
   Aggregate gross unrealized depreciation for all investments in
   which there is an excess of tax cost over value. .............                   (14,634,991)
                                                                                 --------------
            Net unrealized appreciation ....................................     $  103,965,237
                                                                                 ==============
(c)         Non-income producing security.
(d)         An American Depository Receipt (ADR) is a certificate issued by a
            U.S. bank representing the right to receive securities of the foreign issuer described. The value of ADRs are significantly influenced by trading on exchanges not located in the United States.

                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                       STATEMENT OF ASSETS & LIABILITIES
-------------------------------------------------------------------------------
December 31, 1997

ASSETS
  Investments at value .....................................                           $465,169,864
  Cash .....................................................                                    464
  Receivable for:
    Fund shares sold .......................................                                608,957
    Securities sold ........................................                              1,498,175
    Dividends and interest .................................                                327,731
    Foreign taxes ..........................................                                  2,886
  Prepaid registration expense .............................                                  8,000
                                                                                       ------------
                                                                                        467,616,077
LIABILITIES
  Payable for:
    Securities purchased ...................................      $6,076,080
    Fund shares redeemed ...................................       1,360,749
    Withholding taxes ......................................           8,782
  Accrued expenses:
    Management fees ........................................         278,156
    Deferred trustees' fees ................................          92,009
    Accounting and administrative ..........................           5,638
    Other ..................................................         107,552
                                                                  ----------
                                                                                          7,928,966
                                                                                       ------------
NET ASSETS .................................................                           $459,687,111
                                                                                       ============
  Net Assets consist of:
    Capital paid in ........................................                           $347,501,461
    Undistributed net investment income ....................                                226,792
    Accumulated net realized gains .........................                              7,514,132
    Unrealized appreciation on investments .................                            104,444,726
                                                                                       ------------
NET ASSETS .................................................                           $459,687,111
                                                                                       ============
Computation of net asset value and offering price:
Net asset value and redemption price of Class A shares
  ($348,988,195 divided by 34,424,572 shares of beneficial
    interest) ..............................................                           $      10.14
                                                                                       ============
Offering price per share (100/94.25 of $10.14) .............                           $      10.76*
                                                                                       ============
Net asset value and offering price of Class B shares
 ($80,007,647 divided by 8,073,924 shares of
 beneficial interest) ......................................                           $       9.91**
                                                                                       ============
Net asset value and offering price of Class C shares
 ($6,527,218 divided by 657,865 shares of beneficial
    interest) ..............................................                           $       9.92
                                                                                       ============
Net asset value and offering price of Class Y shares
  ($24,164,051 divided by 2,392,920 shares of beneficial
    interest) ..............................................                           $      10.10
                                                                                       ============
Identified cost of investments .............................                           $360,725,208
                                                                                       ============

* Based upon single purchases of less than $50,000. Reduced sales charges apply for purchases in excess of this amount.
**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

--------------------------------------------------------------------------------
                            STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

Year Ended December 31, 1997

INVESTMENT INCOME
  Dividends ................................................                           $  5,510,438(a)
  Interest .................................................                                873,870
                                                                                       ------------
                                                                                          6,384,308
  Expenses
    Management fees ........................................      $3,030,220
    Service fees - Class A .................................         819,872
    Service and distribution fees - Class B ................         661,091
    Service and distribution fees - Class C ................          52,413
    Trustees' fees and expenses ............................          21,079
    Accounting and administrative ..........................          67,088
    Custodian ..............................................         136,533
    Transfer agent .........................................         720,794
    Audit and tax services .................................          31,490
    Legal ..................................................          12,568
    Printing ...............................................          60,539
    Registration ...........................................          56,760
    Miscellaneous ..........................................          37,579
                                                                  ----------
  Total expenses ...........................................                             5,708,026
                                                                                       -----------
  Net investment income ....................................                               676,282
                                                                                       -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Realized gain on Investments - net .......................                            57,286,408
  Unrealized appreciation on Investments - net .............                            20,117,409
                                                                                       -----------
  Net gain on investment transactions ......................                            77,403,817
                                                                                       -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS..................                           $78,080,099
                                                                                       ===========

(a) Net of foreign taxes of: $37,809

-------------------------------------------------------------------------------
                       STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------


                                                                     YEAR ENDED DECEMBER 31,
                                                             ---------------------------------------
                                                                   1996                   1997
                                                             ----------------       ----------------
FROM OPERATIONS
  Net investment income ...................................      $  2,113,117          $     676,282
  Net realized gain on investments ........................        41,007,345             57,286,408
  Unrealized appreciation on investments ..................        30,101,917             20,117,409
                                                                 ------------          -------------
  Increase in net assets from operations ..................        73,222,379             78,080,099
                                                                 ------------          -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income
    Class A ...............................................        (1,859,247)              (496,325)
    Class B ...............................................           (44,342)                     0
    Class C ...............................................            (3,710)                     0
    Class Y ...............................................          (105,836)               (69,086)
  Net realized gain on investments
    Class A ...............................................       (35,730,736)           (44,590,500)
    Class B ...............................................        (5,470,122)           (10,037,715)
    Class C ...............................................          (360,682)              (837,785)
    Class Y ...............................................        (1,371,598)            (2,990,531)
                                                                 ------------          -------------
                                                                  (44,946,273)           (59,021,942)
                                                                 ------------          -------------
  Increase in net assets derived from capital share
    transactions ..........................................        57,024,198             78,386,994
                                                                 ------------          -------------
  Total increase in net assets ............................        85,300,304             97,445,151
NET ASSETS
  Beginning of the year ...................................       276,941,656            362,241,960
                                                                 ------------          -------------
  End of the year .........................................      $362,241,960          $ 459,687,111
                                                                 ============          =============
UNDISTRIBUTED NET INVESTMENT INCOME
  Beginning of the year ...................................      $     91,904          $     121,261
                                                                 ============          =============
  End of the year .........................................      $    121,261          $     226,792
                                                                 ============          =============

-------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

                                                               CLASS A
                                           --------------------------------------------------
                                                        YEAR ENDED DECEMBER 31,
                                           --------------------------------------------------
                                            1993       1994       1995       1996       1997
                                            ----       ----       ----       ----       ----
Net Asset Value,
 Beginning of Year....................     $ 7.28     $ 7.87     $ 7.27     $ 8.78     $ 9.60
                                           ------     ------     ------     ------     ------
Income from Investment
  Operations
Net Investment Income ................       0.07       0.08       0.10       0.06       0.03(c)
Net Realized and Unrealized
  Gain (Loss) on Investments .........       1.16      (0.19)      2.21       2.12       1.96
                                           ------     ------     ------     ------     ------
Total From Investment Operations .....       1.23      (0.11)      2.31       2.18       1.99
                                           ------     ------     ------     ------     ------
Less Distributions
Dividends From Net Investment Income .      (0.07)     (0.08)     (0.09)     (0.06)     (0.02)
Distributions From Net Realized
  Capital Gains ......................      (0.57)     (0.41)     (0.71)     (1.30)     (1.43)
                                           ------     ------     ------     ------     ------
Total Distributions ..................      (0.64)     (0.49)     (0.80)     (1.36)     (1.45)
                                           ------     ------     ------     ------     ------
Net Asset Value, End of Year .........     $ 7.87     $ 7.27     $ 8.78     $ 9.60     $10.14
                                           ======     ======     ======     ======     ======
Total Return (%)(a) ..................       17.0       (1.4)      32.3       26.3       21.0
Ratio of Operating
  Expenses to Average Net
  Assets (%) ..... ...................       1.34       1.37       1.37       1.31       1.25
Ratio of Net Investment Income to
  Average Net Assets (%) .............       0.83       1.00       1.22       0.78       0.28
Portfolio Turnover Rate (%) ..........         40         29         52         64         55
Average Commission Rate (b) ..........         --         --         --   $ 0.0574   $ 0.0589
Net Assets, End of Year (000) ........   $189,779   $190,869   $241,038   $297,581   $348,988

(a) A sales charge is not reflected in total return calculations.
(b) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades upon which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.
(c) Per share net investment income has been calculated using the average shares outstanding during the year.

                 See accompaning notes to financial statements.

                                                             CLASS B
                                      -------------------------------------------------------
                                      September 13(a)
                                          through            YEAR ENDED DECEMBER 31,
                                        December 31,  ---------------------------------------
                                            1993       1994       1995       1996       1997
                                            ----       ----       ----       ----       ----
Net Asset Value,
 Beginning of Period..................     $ 7.97     $ 7.85     $ 7.23     $ 8.70     $ 9.47
                                           ------     ------     ------     ------     ------
Income from Investment
  Operations
Net Investment Income ................       0.11       0.04       0.05       0.01      (0.05)(e)
Net Realized and Unrealized
  Gain (Loss) on Investments .........       0.39      (0.20)      2.18       2.07       1.92
                                           ------     ------     ------     ------     ------
Total From Investment Operations .....       0.50      (0.16)      2.23       2.08       1.87
                                           ------     ------     ------     ------     ------
Less Distributions
Dividends From Net Investment Income .      (0.05)     (0.05)     (0.05)     (0.01)      0.00
Distributions From Net Realized
  Capital Gains ......................      (0.57)     (0.41)     (0.71)     (1.30)     (1.43)
                                           ------     ------     ------     ------     ------
Total Distributions ..................      (0.62)     (0.46)     (0.76)     (1.31)     (1.43)
                                           ------     ------     ------     ------     ------
Net Asset Value, End of Period .......     $ 7.85     $ 7.23     $ 8.70     $ 9.47     $ 9.91
                                           ======     ======     ======     ======     ======
Total Return (%)(c) ..................        6.5       (2.0)      31.3       25.4       20.0
Ratio of Operating
  Expenses to Average Net
  Assets (%) .........................       2.16(b)    2.12       2.12       2.06       2.00
Ratio of Net Investment Income to
  Average Net Assets (%) .............       0.05(b)    0.25       0.47       0.03      (0.47)
Portfolio Turnover Rate (%) ..........         40         29         52         64         55
Average Commission Rate (d) ..........         --         --         --    $0.0574    $80,008
Net Assets, End of Year (000) ........     $2,182    $13,830    $27,941    $48,210    $80,008

(a) Commencement of operations.
(b) Computed on an annualized basis.
(c) A contingent deferred sales charge is not reflected in total return calculations. Periods less than one year are not annualized.
(d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades upon which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.
(e) Per share net investment loss has been calculated using the average shares outstanding during the year.

                                                                              CLASS C
                                                              ---------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------
                                                                  1995          1996          1997
                                                                  ----          ----          ----
Net Asset Value, Beginning of Year .........................      $ 7.23       $  8.70       $  9.46
                                                                  ------       -------       -------
Income From Investment Operations
Net Investment Income (Loss) ...............................        0.05          0.01         (0.05)(b)
Net Realized and Unrealized Gain on Investments ............        2.18          2.06          1.94
                                                                  ------       -------       -------
Total From Investment Operations ...........................        2.23          2.07          1.89
                                                                  ------       -------       -------
Less Distributions
Dividends From Net Investment Income .......................       (0.05)        (0.01)         0.00
Distributions From Net Realized Capital Gains ..............       (0.71)        (1.30)        (1.43)
                                                                  ------       -------       -------
Total Distributions ........................................       (0.76)        (1.31)        (1.43)
                                                                  ------       -------       -------
Net Asset Value, End of Year ...............................      $ 8.70       $  9.46       $  9.92
                                                                  ======       =======       =======
Total Return (%) ...........................................        31.3          25.2          20.2
Ratio of Operating Expenses to
  Average Net Assets (%) ...................................        2.12          2.06          2.00
Ratio of Net Investment Income to
  Average Net Assets (%) ...................................        0.47          0.03         (0.47)
Portfolio Turnover Rate (%) ................................          52            64            55
Average Commission Rate (a) ................................          --       $0.0574       $0.0589
Net Assets, End of Year (000) ..............................      $1,224       $ 3,735       $ 6,527

(a) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades upon which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.
(b) Per share net investment loss has been calculated using the average shares outstanding during the year.

                                                                      CLASS Y
                                          ------------------------------------------------------------
                                              MARCH 31(a)
                                                THROUGH                  YEAR ENDED DECEMBER 31,
                                             DECEMBER 31,        -------------------------------------
                                                 1994             1995           1996           1997
                                          ------------------      ----           ----           ----
Net Asset Value, Beginning of Period ...       $ 7.57            $ 7.24         $ 8.75         $ 9.55
                                               ------            ------         ------         ------
Income From Investment Operations
Net Investment Income ..................         0.10              0.12           0.08           0.06(e)
Net Realized and Unrealized Gain on
  Investments ..........................         0.08              2.21           2.10           1.95
                                                -----             -----          -----          -----
Total From Investment Operations .......         0.18              2.33           2.18           2.01
                                                -----             -----          -----          -----
Less Distributions
Dividends From Net Investment Income ...        (0.10)            (0.11)         (0.08)         (0.03)
Distributions From Net Realized Capital
  Gains ................................        (0.41)            (0.71)         (1.30)         (1.43)
                                                -----             -----          -----          -----
Total Distributions ....................        (0.51)            (0.82)         (1.38)         (1.46)
                                                -----             -----          -----          -----
Net Asset Value, End of Period .........       $ 7.24            $ 8.75         $ 9.55         $10.10
                                               ======            ======         ======         ======
Total Return (%)(c) ....................          2.4              32.8           26.4           21.3
Ratio of Operating Expenses to
  Average Net Assets (%) ...............         1.54(b)           1.12           1.06           1.00
Ratio of Net Investment Income to
  Average Net Assets (%) ...............         1.05(b)           1.47           1.03           0.53
Portfolio Turnover Rate (%) ............           29                52             64             55
Average Commission Rate (d) ............          --                --         $0.0574        $0.0589
Net Assets, End of Period (000) ........       $4,001            $6,738        $12,716        $24,164

(a) Commencement of operations.
(b) Computed on an annualized basis.
(c) Periods less than one year are not computed on an annualized basis.
(d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades upon which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.
(e) Per share net investment income has been calculated using the average shares outstanding during the year.

-------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
December 31, 1997

1. The Fund is a Series of New England Funds Trust I, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (each such series of shares a "Fund").

The Fund offers Class A, Class B, Class C and Class Y shares. The Fund commenced its public offering of Class B shares on September 13, 1993, of Class C shares on December 30, 1994 and of its Class Y shares on March 31, 1994. Class A shares are sold with a maximum front end sales charge of 5.75%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares, for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase (or five years if purchased before May 1, 1997). Class C shares do not pay front end or contingent deferred sales charges and do not convert to any class of shares, but they do pay a higher ongoing distribution fee than Class A shares. Class Y shares do not pay a front end sales charge, a contingent deferred sales charge or distribution fee. They are intended for institutional investors with a minimum of $1,000,000 to invest. Expenses of the Fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 plan. Shares of each class would receive their pro-rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the Trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION. Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which service provides the last reported sale price for securities listed on an applicable securities exchange or on the NASDAQ national market system, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's adviser, New England Funds Management L.P., and the subadviser, under the supervision of the Fund's trustees.

B. SECURITY TRANSACTIONS AND RELATED INCOME. Security transactions are accounted for on the trade date (the date the buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Interest income for the Fund is increased by the accretion of discount. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

C. FEDERAL INCOME TAXES. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its income and any net realized capital gains, at least annually. Accordingly, no provision for federal income tax has been made.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. Permanent book and tax basis differences will result in reclassification to the capital accounts.

E. REPURCHASE AGREEMENTS. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price. The Fund's subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

2. PURCHASES AND SALES OF SECURITIES (excluding short-term investments) for the Fund for the year ended December 31, 1997 were $230,933,520 and $218,499,245, respectively.

3A. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Fund pays management fees to its investment adviser, New England Funds Management L.P. ("NEFM") at the annual rate of 0.75% of the first $200 million of the Fund's average daily net assets, 0.70% of the next $300 million and 0.65% of such assets in excess of $500 million. NEFM pays the Fund's investment subadviser, Loomis Sayles & Company, L.P., at the rate of 0.535% of the first $200 million of the Fund's average daily net assets, 0.350% of the next $300 million and 0.300% of such assets in excess of $500 million. Certain officers and directors of NEFM are also officers or trustees of the Fund. NEFM and Loomis Sayles & Company, L.P. are wholly owned subsidiaries of New England Investment Companies, L.P. ("NEIC") which is a subsidiary of Metropolitan Life Insurance Company ("Met Life"). Fees earned by NEFM and Loomis Sayles & Company, L.P. under the management agreement in effect during the year ended December 31, 1997 are as follows:

FEES EARNED
$1,195,110                  New England Funds Management, L.P.
$1,835,110                  Loomis, Sayles & Company, L.P.

B. ACCOUNTING AND ADMINISTRATIVE EXPENSE. New England Funds, L.P. ("New England Funds"), the Fund's distributor, is a wholly owned subsidiary of NEIC and performs certain accounting and administrative services for the Fund. The Fund reimburses New England Funds for all or part of New England Funds' expenses of providing these services which include the following: (i) expenses for personnel performing bookkeeping, accounting and financial reporting functions and clerical functions relating to the Fund and (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance. For the year ended December 31, 1997 these expenses amounted to $67,088 and are shown separately in the financial statements as accounting and administrative.

C. TRANSFER AGENT FEES. New England Funds is the transfer and shareholder servicing agent for the Fund. For the year ended December 31, 1997, the Fund paid New England Funds $533,667 as compensation for its services in that capacity. For the year ended December 31, 1997, the Fund received $8,218 in transfer agent credits. The transfer agent expense in the Statement of Operations is net of these credits.

D. SERVICE AND DISTRIBUTION FEES. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to the Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, the Fund pays New England Funds a monthly service fee at the annual rate of up to 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by the New England Funds in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1997, the Fund paid New England Funds $819,872 in fees under the Class A Plan. If the expenses of New England Funds that are otherwise reimbursable under the Class A Plan incurred in any year exceed the amounts payable by the Fund under the Class A Plan, the unreimbursed amount (together with unreimbursed amounts from prior years) may be carried forward for reimbursement in future years in which the Class A Plan remains in effect. The amount of unreimbursed expenses carried forward at December 31, 1997 is $1,651,994.

Under the Class B and Class C Plan, the Fund pays New England Funds a monthly service fee at the annual rate of up to 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1997, the Fund paid New England Funds $165,273 and $13,103 in service fees under the Class B and Class C plans, respectively.

Also under the Class B and Class C Plans, the Fund pays New England Funds monthly distribution fees at the annual rate of up to 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in connection with the marketing or sale of Class B and Class C shares. For the year ended December 31, 1997, the Fund paid New England Funds $495,818 and $39,310 in distribution fees under the Class B and Class C plans, respectively.

Commissions (including contingent deferred sales charges) on Fund shares paid to New England Funds by investors in shares of the Fund during the year ended December 31, 1997 amounted to $1,054,803.

E. TRUSTEES FEES AND EXPENSES. The Fund does not pay any compensation directly to its officers or trustees who are directors, officers or employees of NEFM, New England Funds, NEIC or their affiliates, other than registered investment companies. Each other trustee is compensated by the Fund as follows:

Annual Retainer                                       $2,056
Meeting Fee                                           $109/meeting
Committee Meeting Fee                                 $65/meeting
Committee Chairman Retainer                           $152/year

A deferred compensation plan is available to the trustees on a voluntary basis. Each participating trustee will receive an amount equal to the value that such deferred compensation would have been, had it been invested in the Fund on the normal payment date.

4. CAPITAL SHARES. At December 31, 1997 there was an unlimited number of shares of beneficial interest authorized, divided into four classes, Class A, Class B, Class C and Class Y capital stock. Transactions in capital shares were as follows:

                                                   YEAR ENDED                         YEAR ENDED
                                                DECEMBER 31, 1996                  DECEMBER 31, 1997
                                        ---------------------------------  ---------------------------------
CLASS A                                     SHARES            AMOUNT           SHARES            AMOUNT
-------                                 --------------   ---------------   --------------   ---------------
Shares sold ..........................       4,640,471       $43,287,185        5,274,284       $54,397,082
Shares issued in connection with
 the reinvestment of:
  Dividends from net
    investment income ................         189,563         1,810,327           49,346           485,071
  Distributions from net
    realized gain.....................       3,878,685        35,082,583        4,276,922        43,869,063
                                            ----------       -----------       ----------       -----------
                                             8,708,719        80,180,095        9,600,552        98,751,216
Shares repurchased ...................      (5,137,827)      (47,889,236)      (6,186,704)      (64,085,974)
                                            ----------       -----------       ----------       -----------
Net increase .........................       3,570,892       $32,290,859        3,413,848       $34,665,242
                                            ----------       -----------       ----------       -----------
                                                   YEAR ENDED                         YEAR ENDED
                                                DECEMBER 31, 1996                  DECEMBER 31, 1997
                                        ---------------------------------  ---------------------------------
CLASS B                                     SHARES            AMOUNT           SHARES            AMOUNT
-------                                 --------------   ---------------   --------------   ---------------
Shares sold ..........................       1,765,384       $16,311,333        2,893,109       $29,345,774
Shares issued in connection with
  the reinvestment of:
  Dividends from net
    investment income ................           4,900            46,158                0                 0
  Distributions from net
    realized gain ....................         582,246         5,194,870          959,479         9,622,907
                                            ----------       -----------       ----------       -----------
                                             2,352,530        21,552,361        3,852,588        38,968,681
Shares repurchased ...................        (471,337)       (4,330,620)        (871,231)       (8,895,403)
                                            ----------       -----------       ----------       -----------
Net increase .........................       1,881,193       $17,221,741        2,981,357       $30,073,278
                                            ----------       -----------       ----------       -----------

                                                   YEAR ENDED                         YEAR ENDED
                                                DECEMBER 31, 1996                  DECEMBER 31, 1997
                                        ---------------------------------  ---------------------------------
CLASS C                                     SHARES            AMOUNT           SHARES            AMOUNT
-------                                 --------------   ---------------   --------------   ---------------
Shares sold ..........................         289,530       $ 2,676,616          552,855       $ 5,636,175
Shares issued in connection with
  the reinvestment of:
  Dividends from net
    investment income ................             372             3,501                0                 0
  Distributions from net
    realized gain ....................          37,948           339,671           80,794           811,343
                                            ----------      ------------       ----------      ------------
                                               327,850         3,019,788          633,649         6,447,518
Shares repurchased ...................         (73,512)         (674,174)        (370,803)       (3,675,157)
                                            ----------      ------------       ----------      ------------
Net increase .........................         254,338      $  2,345,614          262,846      $  2,772,361
                                            ----------      ------------       ----------      ------------

                                                   YEAR ENDED                         YEAR ENDED
                                                DECEMBER 31, 1996                  DECEMBER 31, 1997
                                        ---------------------------------  ---------------------------------
CLASS Y                                     SHARES            AMOUNT           SHARES            AMOUNT
-------                                 --------------   ---------------   --------------   ---------------
Shares sold ..........................         473,688       $ 4,397,728        1,035,682       $10,694,891
Shares issued in connection with
  the reinvestment of:
  Dividends from net
    investment income ................          11,141           105,840            7,056            69,086
  Distributions from net
    realized gain ....................         151,895         1,371,593          292,560         2,990,531
                                            ----------       -----------       ----------       -----------
                                               636,724         5,875,161        1,335,298        13,754,508
Shares repurchased ...................         (75,923)         (709,177)        (273,610)       (2,878,395)
                                            ----------       -----------       ----------       -----------
Net increase .........................         560,801       $ 5,165,984        1,061,688       $10,876,113
                                            ----------       -----------       ----------       -----------
Increase derived from capital shares
  transactions .......................       6,267,224       $57,024,198        7,719,739       $78,386,994
                                            ==========       ===========        =========       ===========

--------------------------------------------------------------------------------
                       REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees of New England Funds Trust I and Shareholders of
NEW ENGLAND VALUE FUND.

In our opinion, the accompanying statement of assets & liabilities, including the portfolio composition, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of New England Value Fund ("the Fund"), a series of New England Funds Trust I, at December 31, 1997 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Boston, Massachusetts
February 12, 1998

                              NEW ENGLAND FUNDS

Supplement dated March 1, 1998 to the New England Stock Funds Prospectus for Class A, B and C shares dated May 1, 1997 (as supplemented August 1, 1997, November 17, 1997 and January 1, 1998); the New England Star Funds Prospectus for Class A, B and C shares dated May 1, 1997 (as supplemented June 30, 1997, July 28, 1997, November 17, 1997 and January 1, 1998); and the New England Equity Income Fund Prospectus for Class A, B and C shares dated September 1, 1997 (as supplemented November 17, 1997 and January 1, 1998).

THIS SUPPLEMENT APPLIES TO ALL FUNDS OFFERING CLASS C SHARES:

The cover page of each Prospectus is revised to reflect:

o While no initial sales charge applies to Class B or Class C share purchases, a contingent deferred sales charge (a "CDSC") is imposed upon certain redemptions of Class B and Class C shares.

o New England Funds Trust I, New England Funds Trust II and New England Funds Trust III are referred to in the Prospectus as the "Trusts."

THE SHAREHOLDER TRANSACTION EXPENSES CHART FOR CLASS C SHARES APPEARING IN THE "SCHEDULE OF FEES" SECTION IS REVISED WITH RESPECT TO CLASS C SHARES TO READ
AS FOLLOWS:
                                                                      CLASS C
                                                                    -----------
Maximum Initial Sales Charge Imposed on a Purchase
 (as a percentage of offering price)(2) ..................              None
Maximum Contingent Deferred Sales Charge
 (as a percentage of original purchase
  price or redemption proceeds, as applicable)(2) ........             1.00%

(2) Does not apply to reinvested distributions.

In the tables that appear under "Example" in the "Schedule of Fees" section, the expense amounts in the Prospectus for Class C shares for the 1 Year period assume no redemption. If shares are redeemed at period end, expense amounts for each Fund would be as follows: New England Capital Growth Fund, $33; New England Balanced Fund, $31; New England International Equity Fund, $35; New England Value Fund, $31; New England Growth Opportunities Fund, $31; New England Star Advisers Fund, $35; New England Star Worldwide Fund, $44; New England Star Small Cap Fund, $38; New England Equity Income Fund, $33.

THE SECTION ENTITLED "BUYING FUND SHARES--SALES CHARGES--CLASS C SHARES" IS REVISED TO READ AS FOLLOWS:

Class C shares are offered at net asset value, without an initial sales charge, are subject to a 0.25% annual service fee and a 0.75% annual distribution fee, are subject to a CDSC of 1.00% on redemptions made within one year from the date of purchase and do not convert into another class.

The Distributor pays to investment dealers at the time of sale a sales commission of 1.00% of the sales price of Class C shares sold by such investment dealer. The Distributor will retain the service and distribution fees assessed against Class C shares in the first year of investment, and the entire amount of the CDSC paid by Class C shareholders upon redemption in the first year, in order to compensate the Distributor for providing distribution- related services to the Fund in connection with the sale of Class C shares, and to reimburse the Distributor, in whole or in part, for the commissions paid (and related financing costs) to investment dealers at the time of a sale of Class C shares. Unlike Class B shares, there are no conversion features associated with Class C shares; therefore, if Class C shares are held for more than eight years Class C shareholders will thereafter be subject to higher distribution fees than shareholders of other classes.

The holding period for determining the CDSC will continue to run after an exchange to Class C shares of another series of the Trusts. If an exchange is made to Class C shares of a Money Market Fund, then the one-year holding period for purposes of determining the expiration of the CDSC will stop and resumes only when an exchange is made back into Class C shares of a series of the Trusts. If the Money Market Fund shares are redeemed rather than exchanged back into a series of the Trusts, then the CDSC applies to the redemption. For purposes of the CDSC, it is assumed that the shares held longest are the first to be redeemed.

The CDSC on Class C shares is not imposed on shares purchased prior to March 1, 1998.

The CDSC will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares of the same Fund purchased with reinvested dividends or capital gain distributions. The first year of purchase ends one year after the day on which the purchase was accepted.

The CDSC is deducted from the proceeds of the redemption, not the amount remaining in the account, unless otherwise requested. The CDSC may be eliminated for certain persons and organizations. See "Sales Charges--General" below.

THE SECTION ENTITLED "OWNING FUND SHARES--EXCHANGING AMONG NEW ENGLAND FUNDS-- CLASS C SHARES" IS REVISED TO READ AS FOLLOWS:

You may exchange Class C shares of any series of the Trusts for Class C shares of any other series of the Trusts which offers Class C shares or for Class C shares of New England Cash Management Trust - Money Market Series. Such exchanges will be made at the next-determined net asset value of the shares.

IN THE SECTION ENTITLED "FUND DETAILS--PERFORMANCE CRITERIA," THE THIRD SENTENCE IN THE FIRST PARAGRAPH IS REVISED TO READ AS FOLLOWS:

Total return is measured by comparing the value of a hypothetical $1,000 investment in a class at the beginning of the relevant period to the value of the investment at the end of the period (assuming deduction of the current maximum sales charge on Class A shares, automatic reinvestment of all dividends and capital gains distributions and, in the case of Class B and C shares, imposition of the CDSC relevant to the period quoted).

                                              GLOSSARY FOR MUTUAL FUND INVESTORS
--------------------------------------------------------------------------------

TOTAL RETURN - The change in value of a mutual fund investment over a specific time period, assuming all earnings are reinvested in additional shares of the fund. Expressed as a percentage.

INCOME DISTRIBUTIONS - Payments to shareholders resulting from the net interest or dividend income earned by a fund's portfolio.

CAPITAL GAINS DISTRIBUTIONS - Payments to shareholders of profits earned from selling securities in a fund's portfolio. Capital gains distributions are usually paid once a year.

PRICE/EARNINGS RATIO - Current market price of a stock divided by its earnings per share. Also known as the "multiple," the price/earnings ratio gives investors an idea of how much they are paying for a company's earning power and is a useful tool for evaluating the costs of different issues.

GROWTH INVESTING - An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than "value" investing.

VALUE INVESTING - A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets aren't fully reflected in their stock prices. Value stocks will tend to have a lower price/earnings ratio than that of growth stocks.

STANDARD & POOR'S 500 - Market value-weighted index showing the change in aggregate market value of 500 stocks relative to the base period of 1941-1943. It is composed mostly of companies listed on the New York Stock Exchange.

--------------------------------------------------------------------------------
                              SAVING FOR RETIREMENT
--------------------------------------------------------------------------------
AN EARLY START CAN MAKE A BIG DIFFERENCE

With today's lengthening life spans, you may be retired for 20 years or more after you complete your working career. Living these retirement years the way you've dreamed of will require considerable financial resources. while it's never too late to start a retirement savings program, it's certainly never too early: The sooner you begin, the longer the time your money has to grow.

The chart below illustrates this point dramatically. One investor starts at age 30, saves for just 10 years, then leaves the investment to grow. The second investor starts 10 years later but saves much longer -- for 25 years, in fact. Can you guess which investor accumulates the greater retirement nest egg? For the answer, look at the chart.

--------------------------------------------------------------------------------
                    AN EARLY START CAN MAKE A BIG DIFFERENCE
--------------------------------------------------------------------------------

[A chart in the form of a line graph appears here, comparing the growth of investments made for 35 years by an investor who begins investing at age 30 to the growth of investments made for twenty-five years by an investor who begins investing at age 40. A hypothetical appreciation of 10% is assumed. The data points from the graph are as follows:]

Investor A - Begins at age 30 for 35 years:
Age                                                        Growth of Investments
30                                                                        $2,000
35                                                                       $15,431
40                                                                       $35,062
45                                                                       $90,943
55                                                                      $146,464
60                                                                      $235,882
65                                                                      $379,890


Investor B - Begins investing at age 40 for 25 years:
Age                                                        Growth of Investments
40                                                                        $2,000
45                                                                       $15,431
50                                                                       $37,062
55                                                                       $71,899
60                                                                      $128,005
65                                                                      $216,364

Assumes 10% hypothetical appreciation. For illustrative purposes only and not indicative of future performance of any New England Fund.

Investor A invested $20,000, less than half of Investor B's commitment -- and for less than half the time. Yet Investor A wound up with a much greater retirement nest egg. The reason? It's all thanks to an early start.

New England Funds has prepared a number of informative retirement planning guides. Call your financial representative or New England Funds today, and ask for the guide that best fits your personal needs.

                               NEW ENGLAND FUNDS

                                   STOCK FUNDS
                               Star Small Cap Fund
                                   Growth Fund
                               Star Advisers Fund
                               Capital Growth Fund
                            Growth Opportunities Fund
                                   Value Fund
                               Equity Income Fund
                                  Balanced Fund

                           INTERNATIONAL STOCK FUNDS
                           International Equity Fund
                              Star Worldwide Fund

                                   BOND FUNDS
                                High Income Fund
                             Strategic Income Fund
                                Bond Income Fund
                           Government Securities Fund
                       Limited Term U.S. Government Fund
                      Adjustable Rate U.S. Government Fund

                                TAX EXEMPT FUNDS
                             Municipal Income Fund
                       Massachusetts Tax Free Income Fund
                 Intermediate Term Tax Free Fund of California
                  Intermediate Term Tax Free Fund of New York

                               MONEY MARKET FUNDS
                   Cash Management Trust, Money Market Series
                         Tax Exempt Money Market Trust

                   To learn more, and for a free prospectus,
                     contact your financial representative.

              VISIT OUR WORLD WIDE WEB SITE AT WWW.MUTUALFUNDS.COM

                      New England Funds, L.P., Distributor
                              399 Boylston Street
                                Boston, MA 02116
                             Toll Free 800-225-5478

This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Funds current prospectus, which contains information about distribution charges, management and other items of interest. Investors are advised to read the prospectus carefully before investing.

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----------------------
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Boston, Massachusetts
        02116
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      MUTUAL FUND
     SERVICE AWARD
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        DALBAR
HONORS COMMITMENT TO:
      INVESTORS
---------------------
 1995 o 1996 o 1997

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